                                                                    Exhibit 10.6

                               INSULET CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT

         Insulet Corporation (the "Company") hereby grants the following stock option pursuant to the Insulet Corporation 2000 Stock Option and Incentive Plan. The terms and conditions attached hereto are also a part hereof.

Name of Employee (the "Employee"):                            [            ]

Date of this option grant:                                    [            ]

Number of shares of the Company's Common Stock subject to
this option ("Option Shares"):                                [            ]


Option exercise price per share:                              [$           ]

Number, if any,  of Option Shares that are Vested Shares on
grant date:                                                   [            ]


Option Shares that are Unvested Shares on grant date:         [            ]

Vesting Start Date:                                           [DATE]


Vesting Schedule:


On thirteenth (13th) monthly anniversary of
Vesting Start Date:                                           [     ] shares


On each monthly anniversary of Vesting Start
Date thereafter:                                              an additional [     ] shares


On forty-eighth (48th) monthly anniversary of
Vesting Start Date:                                           all remaining Unvested Shares


Payment alternatives (specify any or all
of Section 7(a)(i) though (iv):                               Sections 7(a) (i) only

===============================================================================================

                                                              Insulet Corporation

--------------------------
Signature of Employee                                         By:
                                                                 --------------------------
--------------------------                                    Name:  Duane DeSisto
Street Address                                                Title:  Chief Executive Officer

--------------------------
City/State/Zip Code

                               INSULET CORPORATION

      INCENTIVE STOCK OPTION AGREEMENT -- INCORPORATED TERMS AND CONDITIONS


        1. Grant Under Plan. This option is granted pursuant to and is governed by the Company's 2000 Stock Option and Incentive Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan.

        2. Grant as Incentive Stock Option. This option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code").

        3. Exercisability of Option; Vesting.

        (a) Exercisability. No portion of this option may be exercised until such portion shall have become exercisable. Except as set forth below, this option shall be exercisable with respect to the number of Option Shares specified on the cover page hereof on the dates indicated in accordance with the vesting schedule. The option will become exercisable to the extent vested. Once exercisable, this option shall continue to be exercisable at any time or times prior to the close of business on the date that is ten years from the date of this option grant subject to the provisions hereof and of the Plan.

        (b) Change in Control. Upon the occurrence of a Change in Control (as defined below), fifty percent (50%) of the then unexercisable portion of this option (rounded up to the next whole share) shall become exercisable. If the Employee is terminated other than for Cause (as described in Section 4(a) below) within twelve (12) months following a Change in Control, one hundred percent (100%) of the then unexercisable portion of this option shall become exercisable. For the purposes of this paragraph, termination other than for Cause shall include Constructive Termination (as defined below). For the purposes of this Section 3:

                (A) A "Change in Control" shall be deemed to have occurred if:
                (1) the Company sells or otherwise disposes of all or substantially all of its assets; or (2) there is a merger or consolidation of the Company with any other corporation or corporations, provided that the shareholders of the Company, as a group, do not hold, immediately after such event, more than 50% of the voting power of the surviving or successor corporation as a result of their shareholdings immediately prior to such event.

                (B) A "Constructive Termination" shall be deemed to have occurred if: (1) the Employee's base salary has been significantly reduced, other than a reduction that is part of a general reduction of employee salaries; (2) there is a significant reduction in the Employee's responsibility or authority; or (3) the

                Employee is required to relocate to a new place of work that is more than fifty (50) miles from the place of work at the time of the Change of Control.

        4. Termination of Employment.

                (a) Termination Other Than for Cause. If the Employee ceases to be employed by the Company, other than by reason of death or disability as defined in Section 5 or termination for Cause as defined in Section 4(c), any portion of this option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect. This option may be exercised only to the extent exercisable on the date of termination of the Employee's employment, and this option may be exercised only on or prior to the earlier of the date that (i) is three months after the date of termination of the Employee's employment (but not later than the scheduled expiration date) and (ii) the Commencement Date of any Competitive Activity (as such terms are defined in Section 6(a)) by the Employee. In the event of termination of employment, the Competitive Activity Repurchase Option described in
        Section 6(a) shall be applicable. For purposes hereof, employment shall not be considered as having terminated during any leave of absence if such leave of absence has been approved in writing by the Company and if such written approval contractually obligates the Company to continue the employment of the Employee after the approved period of absence; in the event of such an approved leave of absence, vesting of this option shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise provided in the Company's written approval of the leave of absence. For purposes hereof, employment shall include a consulting arrangement between the Employee and the Company that immediately follows termination of employment, but only if so stated in a written consulting agreement executed by the Company that specifically refers to this option. This option shall not be affected by any change of employment within or among the Company and its Subsidiaries so long as the Employee continuously remains an employee of the Company or any Subsidiary.

                (b) Termination for Cause. If the employment of the Employee is terminated for Cause (as defined in Section 4(c)), this option may no longer be exercised and vesting of the unexercisable portion of this option shall immediately cease from and after the Employee's receipt of written notice of such termination. In such event, the Competitive Activity Repurchase Option described in Section 6(a) shall be applicable.

                (c) Definition of Cause. "Cause" shall mean conduct involving one or more of the following: (i) the substantial and continuing failure of the Employee, after notice thereof, to render services to the Company in accordance with the terms or requirements of his or her employment;
        (ii) disloyalty, gross negligence, willful misconduct, dishonesty, fraud or breach of fiduciary duty to the Company; (iii) deliberate disregard of the rules or policies of the Company, or breach of an employment or other agreement with the Company, which results in direct or indirect loss, damage or injury to the Company; (iv) the unauthorized disclosure of any trade secret or confidential information of the Company; or (v) the commission of an act which constitutes Competitive Activity or which induces any customer or supplier to breach a contract with the Company.

        5. Death; Disability.

                (a) Death. If the Employee dies while in the employ of the Company, any portion of this option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect. In such event, this option may be exercised only to the extent exercisable on the date of the Employee's death, by the Employee's estate, personal representative or beneficiary to whom this option has been transferred pursuant to Section 10, and this option may be exercised only on or prior to the date which is 180 days after the date of death (but not later than the scheduled expiration date).

                (b) Disability. If the Employee ceases to be employed by the Company by reason of his or her disability, any portion of this option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect; this option may be exercised only to the extent exercisable on the date of termination of the Employee's employment; and this option may be exercised only on or prior to the date which is 180 days after the date of termination of the Employee's employment (but not later than the scheduled expiration date). For purposes hereof, "disability" means "permanent and total disability" as defined in Section 22(e)(3) of the Code.

        6. Repurchase Options.

                (a) Competitive Activity Repurchase Option. In the event that the Employee engages in Competitive Activity, either prior to or following termination of the Employee's employment with the Company for any or no reason, the Company shall, upon and from the date of the commencement (the "Commencement Date") of such Competitive Activity (as reasonably fixed and determined by the Company), have an irrevocable, exclusive, assignable option (the "Competitive Activity Repurchase Option") to repurchase all or any portion of the Employee's Option Shares obtained upon the exercise of this Option at any time up to six
        (6) months prior to the Commencement Date. "Competitive Activity" shall mean the engagement by the Employee, without the Company's prior written permission, alone or as a partner, joint venturer, officer, director, employee, consultant, agent, independent contractor or stockholder of any company or business, engage in any business activity that is directly or indirectly in competition with any of the products or services being developed, manufactured, distributed, planned, sold or otherwise provided by the Company at such time. The ownership by the Employee of no more than one percent (1%) of the shares of stock of any corporation having a class of equity securities activity traded on a national securities exchange shall not be deemed, in and of itself, to constitute Competitive Activity. A good-faith determination by the Board of Directors of the Company that the Employee has engaged in Competitive Activity shall be final and binding on the Company and the Employee. The Competitive Activity

        Repurchase Option shall remain valid for a period of ninety (90) days from the date of such determination.

                (b) Repurchase Price. The price paid by the Company for any shares repurchased pursuant to this Section 6 shall be the original price per share paid by the Employee.

                (c) Method of Repurchase. The Company may exercise the Competitive Activity Repurchase Option by sending written notice to the Employee, which notice shall specify (i) the number of Unvested Shares being repurchased pursuant to the Competitive Activity Repurchase Option and (ii) a brief description of the Competitive Activity engaged in by the Employee, and shall be accompanied by the Company's check for the repurchase price of such shares. Upon sending such notice and check, the Company shall become the legal and beneficial owner of such shares and any rights and interest therein and relating thereto, and the Company shall have the right to retain and transfer to its own name the number of such shares so repurchased.

                (d) Options Cumulative. For avoidance of doubt, the Competitive Activity Repurchase Option is a cumulative, and not an exclusive, option available to the Company.

        7. Payment of Exercise Price.

                (a) Payment Options. The exercise price shall be paid by one or any combination of the following forms of payment that are applicable to this option, as indicated on the cover page hereof:

                (i)     by check payable to the order of the Company; or

                (ii) if the Common Stock is then traded on a national securities exchange, delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Employee to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

                (iii) subject to Section 7(b) below, if the Common Stock is then traded on a national securities exchange, by delivery of shares of Common Stock having a fair market value equal as of the date of exercise to the option price.

                In the case of (iii) above, fair market value as of the date of exercise shall be determined as of the last business day for which such prices or quotes are available prior to the date of exercise and shall mean the last reported sale price (on that date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange.

                (b) Limitations on Payment by Delivery of Common Stock. If
        Section 7(a)(iii) is applicable, and if the Employee delivers Common Stock held by the Employee ("Old Stock") to the Company in full or partial payment of the exercise price and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Employee and the Company, an equivalent number of Option Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Employee paid for the Option Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement. Notwithstanding the foregoing, the Employee may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Employee free of any substantial risk of forfeiture for at least six months.

        8. Securities Laws Restrictions on Resale. Until registered under the Securities Act of 1933, as amended, or any successor statute (the "Securities Act"), the Option Shares will be of an illiquid nature and will be deemed to be "restricted securities" for purposes of the Securities Act. Accordingly, such shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom. Unless the Option Shares have been registered under the Securities Act, each certificate evidencing any of the Option Shares shall bear a legend substantially as follows:

        "The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of the attached Incentive Stock Option Agreement, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

        9. Method of Exercising Option. Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Option Shares for which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full exercise price of such option, and the Company shall, subject to Section 18, deliver a certificate or certificates representing such shares in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Employee and if the Employee shall so request in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship). In the event this option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

        10. Option Not Transferable. This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Employee's lifetime only the Employee can exercise this option.

        11. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Employee to exercise it.

        12. No Obligation to Continue Employment. Neither the Plan, this Agreement, nor the grant of this option imposes any obligation on the Company to continue the Employee in employment.

        13. Adjustments. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

        14. Withholding Taxes. If the Company in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of any Common Stock or other property acquired pursuant to this option, the Employee hereby agrees that the Company may withhold from the Employee's wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Employee on exercise of this option. The Employee further agrees that, if the Company does not withhold an amount from the Employee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Employee will make reimbursement on demand, in cash, for the amount underwithheld.

        15. Restrictions on Transfer; Company's Right of First Refusal.

                (a) Exercise of Right. Option Shares may not be transferred without the Company's written consent except by will, by the laws of descent and distribution or in accordance with the further provisions of this Section 15. If the Employee desires to transfer all or any part of the Option Shares that have been held by the Employee for more than six
        (6) months from the date of exercise (such Option Shares being referred to as "Transferable Shares") to any person other than the Company (an "Offeror"), the Employee shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Option Notice") to the Company setting forth the Employee's desire to transfer such Transferable Shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such Transferable Shares (the "Company Option Shares") specified in the Option Notice, such option to be exercisable by giving, within 15 days after receipt of the Option Notice, a written counter-notice to the Employee. If the Company elects to purchase any or all of such Company Option Shares, it shall be obligated to purchase, and the Employee shall be obligated to sell to the Company, such Company Option Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counter-notice.

                (b) Sale of Option Shares to Offeror. The Employee may, for 60 days after the expiration of the 15-day option period as set forth in
        Section 15(a), sell to the Offeror, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee; provided, however, that the Employee shall not sell such Option Shares to such Offeror if such Offeror is a competitor of the Company and the Company gives written notice to the Employee, within 30 days of its receipt of the Option Notice, stating that the Employee shall not sell his or her Option Shares to such Offeror; and provided, further, that prior to the sale of such Option Shares to an Offeror, such Offeror shall execute an agreement with the Company pursuant to which such Offeror agrees to be subject to the restrictions set forth in this Section 15. If any or all of such Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Option Shares shall remain subject to the terms of this Section 15.

                (c) Failure to Deliver Option Shares. If the Employee fails or refuses to deliver on a timely basis duly endorsed certificates representing Company Option Shares to be sold to the Company or its assignee pursuant to this Section 15, the Company shall have the right to deposit the purchase price for such Company Option Shares in a special account with any bank or trust company, giving notice of such deposit to the Employee, whereupon such Company Option Shares shall be deemed to have been purchased by the Company. All such monies shall be held by the bank or trust company for the benefit of the Employee. All monies deposited with the bank or trust company but remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Employee shall thereafter look only to the Company for payment.

        (d) Expiration of Company's Right of First Refusal and Transfer Restrictions. The first refusal rights of the Company set forth in this Section 15 shall expire on the earliest to occur of (i) the tenth anniversary of the date of this Agreement, (ii) immediately prior to the closing of a public offering of Common Stock by the Company pursuant to an effective registration statement filed under the Securities Act, or (iii) a Change in Control.

        16. Early Disposition. The Employee agrees to notify the Company in writing immediately after the Employee transfers any Option Shares, if such transfer occurs on or before the later of (a) the date that is two years after the date of this Agreement or (b) the date that is one year after the date on which the Employee acquired such Option Shares. The Employee also agrees to provide the Company with any information concerning any such transfer required by the Company for tax purposes.

        17. Lock-up Agreement. The Employee agrees that in the event that the Company effects an initial underwritten public offering of Common Stock registered under the Securities

Act, the Option Shares may not be sold, offered for sale or otherwise disposed of, directly or indirectly, without the prior written consent of the managing underwriter(s) of the offering, for such period of time after the execution of an underwriting agreement in connection with such offering that all of the Company's then directors and executive officers agree to be similarly bound.

        18. Escrow of Option Shares.

                (a) Option Shares shall be issued in the name of the Employee, but shall be held in escrow by the Company, acting in the capacity of escrow agent, together with a stock assignment executed by the Employee with respect to such Unvested Shares.

                (b) With respect to any Option Shares held in escrow that become Transferable Shares, the Company shall, upon the Employee's request, promptly issue a new certificate for the number of Option Shares that have become Transferable Shares and shall deliver such certificate to the Employee and shall retain in escrow a new certificate for any remaining Option Shares in exchange for the all or the relevant portion of the applicable certificate then being held by the Company as escrow agent. At such time as all Option Shares held in escrow have become Transferable Shares, the Company shall, upon the Employee's request, promptly deliver a certificate to the Employee representing the number of Transferable Shares regarding which no certificate has previously been delivered to the Employee.

                (c) Subject to the terms hereof, the Employee shall have all the rights of a shareholder with respect to the Option Shares while they are held in escrow, including, without limitation, the right to vote such Option Shares and receive any cash dividends declared thereon.

                (d) The Company may terminate this escrow at any time. The Company may also appoint another entity to serve as escrow agent hereunder, in which event the Employee agrees to execute all documents requested by the Company in connection therewith.

        19. Arbitration. Any dispute, controversy, or claim arising out of, in connection with, or relating to the performance of this Agreement or its termination shall be settled by arbitration in the Commonwealth of Massachusetts, pursuant to the rules then obtaining of the American Arbitration Association. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.

        20. Provision of Documentation to Employee. By signing this Agreement the Employee acknowledges receipt of a copy of this Agreement and a copy of the Plan.

        21. Miscellaneous.

                (a) Notices. All notices hereunder shall be in writing and shall be deemed given immediately upon personal delivery; three (3) business days after sending by certified or registered mail, postage prepaid, return receipt requested; two business days after deposit with a reputable overnight delivery service; and one business day after transmission by fax (with confirmation of delivery). Notices sent to the Employee shall be sent to the address set forth below or to the address or fax number shown on the records of the Company, and if to the Company, to the Company's principal executive offices, attention of the Corporate Secretary.

                (b) Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

                (c) Fractional Shares. If this option becomes exercisable for a fraction of a share because of the adjustment provisions contained in the Plan, such fraction shall be rounded down.

                (d) Issuances of Securities; Changes in Capital Structure. Except as expressly provided herein or in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this option. If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, spin-off, split-up or other similar change in capitalization or event, the restrictions and other provisions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Employee in exchange for, or by virtue of his or her ownership of, Option Shares, except as otherwise determined by the Board.

                (e) Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

                (f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 10 hereof.

                (g) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of the conflicts of laws thereof.